--------------------------------------------------------------------------------
                                                              EUROPEAN LARGE CAP
--------------------------------------------------------------------------------

Alliance New
Europe Fund

Semi-Annual Report
January 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 2, 2001

Dear Shareholder:

This report contains the investment results, economic review, and outlook for Alliance New Europe Fund (the "Fund") for the semi-annual reporting period ended January 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation through investments primarily in equity securities of companies based in Europe.

Investment Results

The following table provides the performance results for the Fund and, for comparison, that of relevant benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index (the "Index") and the Lipper European Region Funds Average (the "Average"), for the six- and 12-month periods ended January 31, 2001.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended January 31, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance New
Europe Fund
   Class A                                                 -5.03%        -5.17%
--------------------------------------------------------------------------------
   Class B                                                 -5.44%        -5.98%
--------------------------------------------------------------------------------
   Class C                                                 -5.38%        -5.91%
--------------------------------------------------------------------------------
MSCI Europe
Index                                                      -3.68%        -0.96%
--------------------------------------------------------------------------------
Lipper Europea
Region Funds
Average                                                    -7.18%        -2.74%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will differ due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average, for the six- and 12-month periods ended January 31, 2001, reflects performance of 167 and 154 mutual funds, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.

      Additional investment results appear on pages 6-9.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund's Class A shares underperformed the Index for the six- and 12-month periods ended January 31, 2001. The Fund's performance relative to the Average was mixed--the Fund outperformed in the six-month period, but underperformed for the 12-month period under review.

Our bottom-up stock selection process, as always, influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Stock selection was the major determinant of relative returns during the six-month reporting period. An underweight exposure relative to the Index in utilities, primarily telecommunications companies, added greatly to performance during a period of marked underperformance for this group of stocks. To some extent, the "economic" value added by not owning this group of poorly performing stocks was countered by an overweight exposure to the technology sector during a period of material price declines for this group. Stock selection within technology was positive, and mitigated the impact of our overweight sector exposure. Software and service companies were the standout performers within our technology holdings. The Fund's underweight exposure to health care stocks detracted from performance as well. The best performing sector within the Fund's portfolio was financials, where an overweight position in conjunction with superior stock selection added value to performance. The worst performing sector, in terms of stock selection, was consumer services. It was the underperformance in this group that accounted for the majority of the Fund's underperformance versus the Index. Stocks such as Matalan Plc., Granada Media Plc. and United Pan-European Communications NV all fell by over 30% during the six-month period under review. For fundamental reasons, only the latter stock is still held in the Fund today.

Economic Review

Over the six-month period under review, economic conditions in Europe deteriorated modestly. While the European economy exited the summer with a full head of steam, the combina-


--------------------------------------------------------------------------------
2 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tion of rising oil prices and rising short-term interest rates began to take their toll just as Europeans returned from their summer holidays. Outside the European economic zone, economic momentum began to wane in the U.S. and Japan. In the fixed income markets, conditions deteriorated rapidly as rising investor anxiety regarding the outlook for economic growth drove credit spreads to their widest levels since the early 1990's. Equity valuations reflected increased risk aversion with a marked rotation in both style and sectors that left overall indices down only slightly over the six- and 12-month periods under review. Uncertainty regarding future growth led investors to shun the technology, media, and telecommunications companies they had favored for the preceding two years. Instead, tobacco, insurance, food and beverage, health care and electric utilities found favor because of their more predictable and secure cash flows. Value, as a style, materially outperformed growth over the period under review.

In the currency markets, the euro staged a rebound late in the year on expectations that growth in Europe would be relatively strong compared to growth in the U.S. in 2001. While we do expect economic growth in Europe to slow down, we do not see momentum slowing sufficiently as to create the recession-like conditions we are presently seeing in the U.S. European growth should be buffeted to some extent by cuts in business and consumer tax rates in France and Germany, as well as pension fund reforms in Italy and Germany.

Investment Outlook and Strategy

Central banks, led by the Federal Reserve, have begun the process of trying to establish a floor underneath the global slowdown that is now taking place. Additional action will be required, not only in the form of additional cuts in U.S. interest rates, but also from European central banks that, at the moment, seem reluctant to acknowledge the breadth of the slowdown now taking place in their region. Given the sharp and severe nature of the slowdown, an equally forceful response is now called for to stem the tide. The negative psychology so prevalent today amongst owners of businesses and consumers alike (this is now becoming global in nature based on survey data we have seen) needs to


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

be ameliorated in order to provide ground for a stabilization of economic fundamentals.

Our perspective is that the appropriate medicine is now being applied to help assuage psychology and build a bridge for better fundamentals in the future. Thus, the time for a substantial shift to a defensive posture in portfolios has already past. Many defensive stocks are are still costly after the rush to own these names at the end of last year. However, the rush to embrace a more aggressive growth posture despite seemingly attractive prices is premature for now, given the depth of the slowdown underway worldwide. Therefore, we believe the market will continue to be rotational as investor sentiment swings between optimism and pessimism. Until such time as investors see signs of stabilization in the economic slowdown taking place across the globe, the weak outlook for earnings growth is likely to hold sway over the latent positive effect of declining interest rates.

It is too early to determine whether or not lower interest rates will begin to turn around the global economy in the second half of this year. The situation may not become more clear until May or June. As dark and gloomy as things appear, some small green shoots of spring have begun to appear. The Leading Economic Indicator in the U.K. has risen for the last two months, auto and retail sales have surprised on the upside in the United States. A number of companies have stated that the slide in activity witnessed in November and December has stabilized, albeit at lower levels. Such tentative signs are encouraging, but many more will be needed to assure us that a firm upward direction for fundamentals has been established. We therefore will continue to monitor anecdotal information to judge the depth, pace and direction of global economic activity.

Based on the foregoing perspective, we believe the appropriate strategy is to have a prudently balanced portfolio from a sector point of view. Therefore, we added to health care and early cycle stocks in the fourth quarter of last year. We trimmed some of our technology holdings at the end of January in the belief that fundamental deterioration near-term would continue to push share prices lower. We are, however,


--------------------------------------------------------------------------------
4 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

still benchmark-weighted in this sector. Our most distinct bet in the Fund today is with the financial sector. This is where we presently see the best available combination of growth and value. We expect these stocks to continue to do well as interest rates are lowered throughout this year. Looking ahead, should we see signs of stabilization in the inventory and demand equation for technology and services, our posture on this group would get more aggressive than is reflected in the Fund at the present time.

--------------------------------------------------------------------------------

[PHOTO OMITTED]    John D.
                   Carifa

[PHOTO OMITTED]    Stephen M.
                   Beinhacker

Portfolio Manager, Stephen M. Beinhacker, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 14 years of investment experience.

--------------------------------------------------------------------------------

Thank you again for your interest and investment in Alliance New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen M. Beinhacker

Stephen M. Beinhacker
Vice President


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
1/31/91 TO 1/31/01


MSCI Europe Index: $36,805
Alliance New Europe Fund Class A: $33,076
Lipper European Region Funds Average: $32,804

                            [MOUNTAIN GRAPH OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 1/31/91 to 1/31/01) as compared to the performance of an appropriate broad-based index and the Lipper European Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets.

The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. The Average reflects the performance of 17 funds (based on the number of funds in the average from 1/31/91 to 1/31/01). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

o Alliance New Europe Fund
o MSCI Europe Index

                              [BAR CHART OMITTED]

                    Alliance New Europe Fund--Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                          Alliance New Europe Fund           MSCI Europe Index
--------------------------------------------------------------------------------
   1/31/92                           6.74%                         9.92%
   1/31/93                          -2.36%                        -4.06%
   1/31/94                          40.73%                        36.16%
   1/31/95                          -1.81%                        -3.07%
   1/31/96                          21.38%                        23.90%
   1/31/97                          18.10%                        21.10%
   1/31/98                          22.10%                        29.01%
   1/31/99                          22.71%                        22.96%
   1/31/00                          17.73%                         8.65%
   1/31/01                          -5.17%                        -0.96%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased of redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with these classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
January 31, 2001

INCEPTION DATES        PORTFOLIO STATISTICS

Class A Shares         Net Assets ($mil): $423.3
4/2/90                 Median Market Capitalization ($mil): $31,764
Class B Shares
3/5/91
Class C Shares
5/3/93


SECTOR BREAKDOWN

o  34.0% Finance
o  17.5% Consumer Services
o  12.5% Technology
o   8.9% Health Care
o   6.0% Utilities                [PIE CHART OMITTED]
o   5.3% Energy
o   4.4% Consumer Staples
o   3.5% Consumer Manufacturing
o   1.7% Capital Goods
o   0.5% Aerospace & Defense

    5.7% Short-Term

COUNTRY BREAKDOWN

o  38.7% United Kingdom
o  17.7% France
o   8.3% Netherlands
o   7.2% Italy
o   5.3% Ireland                  [PIE CHART OMITTED]
o   5.1% Spain
o   3.3% Germany
o   2.9% Switzerland
o   2.6% Finland
o   2.3% Sweden
o   0.5% Norway
o   0.4% Belgium


    5.7% Short-Term Investments

All data is as of January 31, 2001. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                       1 Year             -5.17%                     -9.21%
                      5 Years             14.59%                     13.60%
                     10 Years             13.19%                     12.71%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                       1 Year             -5.98%                     -9.40%
                      5 Years             13.72%                     13.72%
             Since Inception*             11.76%                     11.76%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge         With Sales Charge
                       1 Year             -5.91%                     -6.77%
                      5 Years             13.74%                     13.74%
             Since Inception*             14.32%                     14.32%

               AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
             AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2000)

                                      Class A         Class B            Class C
                                      Shares          Shares             Shares
--------------------------------------------------------------------------------
                       1 Year        -12.66%         -12.77%            -10.29%
                      5 Years         14.16%          14.31%             14.32%
                     10 Years         12.78%          12.00%*(a)         14.67%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 3/5/91 Class B; 5/3/93 Class C.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
January 31, 2001 (unaudited)

                                                                     Percent of
Company                                        U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Alleanza Assicurazioni                         $ 19,136,615              4.5%
--------------------------------------------------------------------------------
Vodafone Group Plc.                              17,322,228              4.1
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.              16,103,500              3.8
--------------------------------------------------------------------------------
CGNU Plc.                                        14,969,622              3.5
--------------------------------------------------------------------------------
CRH Plc.                                         14,519,192              3.4
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.                13,502,412              3.2
--------------------------------------------------------------------------------
Standard Chartered Plc.                          13,362,763              3.2
--------------------------------------------------------------------------------
BNP Paribas, SA                                  12,813,384              3.0
--------------------------------------------------------------------------------
BP Amoco Plc.                                    12,739,942              3.0
--------------------------------------------------------------------------------
AstraZeneca Plc.                                 11,194,504              2.7
--------------------------------------------------------------------------------
                                               $145,664,162             34.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2001 (unaudited)
                                                    ----------------------------
                                                               Shares
                                                    ----------------------------
                                                                       Holdings
Purchases                      Country                  Bought          1/31/01
--------------------------------------------------------------------------------
ABN Amro Holdings NV           Netherlands             188,000          188,000
--------------------------------------------------------------------------------
Altana AG                      Germany                  43,000           43,000
--------------------------------------------------------------------------------
AstraZeneca Plc.               United Kingdom          257,790          257,790
--------------------------------------------------------------------------------
Aventis, SA                    France                   68,827           68,827
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya
   Argentaria, SA              Spain                   294,569          646,320
--------------------------------------------------------------------------------
Diageo Plc.                    United Kingdom          683,600          683,600
--------------------------------------------------------------------------------
Energis Plc.                   United Kingdom          775,500          775,500
--------------------------------------------------------------------------------
Royal Bank of Scotland
   Group Plc.                  United Kingdom           50,000          567,981
--------------------------------------------------------------------------------
Telefonica, SA                 Spain                   290,000          513,247
--------------------------------------------------------------------------------
UniCredito Italiano SpA        Italy                 1,586,489        1,586,489
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                          Country                    Sold          1/31/01
--------------------------------------------------------------------------------
Altadis, SA                    Spain                   692,000           71,150
--------------------------------------------------------------------------------
ASM Lithography
   Holdings NV                 Netherlands             137,900          270,600
--------------------------------------------------------------------------------
Autonomy Corp. Plc.            United Kingdom           30,000           86,000
--------------------------------------------------------------------------------
BAE SYSTEMS Plc.               United Kingdom        2,045,000          499,673
--------------------------------------------------------------------------------
CMG Plc.                       United Kingdom          432,000               -0-
--------------------------------------------------------------------------------
Repsol YPF, SA                 Spain                   454,000               -0-
--------------------------------------------------------------------------------
Securitas AB, Cl. B            Sweden                  494,080               -0-
--------------------------------------------------------------------------------
STMicroelectronics, NV         France                  259,800           44,300
--------------------------------------------------------------------------------
Telefonaktiebolaget LM
   Ericson AB, Cl. B           Sweden                   24,000               -0-
--------------------------------------------------------------------------------
United Pan-Europe
   Communications NV           Netherlands               8,116          504,884
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
January 31, 2001 (unaudited)

                                                                      Percent of
                                               U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                            $  2,161,064               0.5%
--------------------------------------------------------------------------------
Capital Goods                                     7,085,797               1.7
--------------------------------------------------------------------------------
Consumer Manufacturing                           14,519,192               3.4
--------------------------------------------------------------------------------
Consumer Services                                72,778,312              17.2
--------------------------------------------------------------------------------
Consumer Staples                                 18,266,458               4.3
--------------------------------------------------------------------------------
Energy                                           22,026,188               5.2
--------------------------------------------------------------------------------
Finance                                         141,799,195              33.5
--------------------------------------------------------------------------------
Healthcare                                       37,019,901               8.7
--------------------------------------------------------------------------------
Technology                                       52,338,629              12.4
--------------------------------------------------------------------------------
Utilities                                        25,193,812               6.0
--------------------------------------------------------------------------------
Total Investments *                             393,188,548              92.9
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities         30,097,591               7.1
--------------------------------------------------------------------------------
Net Assets                                     $423,286,139             100.0%
--------------------------------------------------------------------------------

* Excludes short-term obligations


                                                   ALLIANCE NEW EUROPE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2001 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-92.9%
Belgium-0.4%
Interbrew(a)......................................        54,865   $   1,525,587
                                                                   -------------
Finland-2.6%
Nokia Oyj.........................................       308,600      10,848,210
                                                                   -------------
France-17.4%
Accor, SA.........................................        40,000       1,830,187
Alcatel, SA.......................................       188,500      11,175,370
Assurance Generales de France.....................        83,300       5,321,966
Aventis, SA.......................................        68,827       5,437,416
BNP Paribas, SA...................................       138,614      12,813,384
Business Objects, SA(a)...........................        22,000       1,636,753
Castorama Dubois Investissement, SA...............        33,000       7,488,143
Sanofi-Synthelabo, SA.............................       194,000      11,167,674
STMicroelectronics NV.............................        44,300       2,113,447
Total Fina Elf, SA................................        63,000       9,286,246
Transiciel, SA....................................       101,057       5,582,429
                                                                   -------------
                                                                      73,853,015
                                                                   -------------
Germany-3.2%
Altana AG.........................................        43,000       6,438,203
Ergo Versicherungs Gruppe AG......................        10,000       1,483,307
Infineon Technologies AG..........................        25,000       1,115,968
Muenchener Rueckversicherungs-
   Gesellschaft AG................................        14,000       4,530,829
                                                                   -------------
                                                                      13,568,307
                                                                   -------------
Ireland-5.2%
Bank of Ireland...................................       750,021       7,553,917
CRH Plc. .........................................       770,987      14,519,192
                                                                   -------------
                                                                      22,073,109
                                                                   -------------
Italy-7.1%
Alleanza Assicurazioni............................     1,232,930      19,136,615
Telecom Italia SpA................................       199,000       2,511,327
UniCredito Italiano SpA...........................     1,586,489       8,276,949
                                                                   -------------
                                                                      29,924,891
                                                                   -------------
Netherlands-8.2%
ABN Amro Holdings NV..............................       188,000       4,860,411
ASM Lithography Holdings NV(a)....................       270,600       7,723,160
Internationale Nederlanden Groep NV...............        94,450       7,216,602
Koninklijke Philips Electronics NV................       161,070       6,195,346
United Pan-European Communications NV(a)..........       504,884       6,371,502
Verenigde Nederlandse Uitgeversbedrijven NV.......        46,000       2,374,221
                                                                   -------------
                                                                      34,741,242
                                                                   -------------
Norway-0.5%
Royal Caribbean Cruises, Ltd. ....................        78,000       2,042,994
                                                                   -------------


--------------------------------------------------------------------------------
12 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Spain-5.0%
Altadis, SA....................................           71,150   $     991,190
Banco Bilbao Vizcaya Argentaria, SA............          646,320      10,338,235
Telefonica, SA.................................          513,247       9,818,188
                                                                   -------------
                                                                      21,147,613
                                                                   -------------
Sweden-2.3%
Atlas Copco AB, Cl. A..........................          152,381       3,725,189
Skandia Forsakrings AB.........................          225,000       3,977,809
Tele1 Europe Holdings AB(a)....................          279,300       2,051,306
                                                                   -------------
                                                                       9,754,304
                                                                   -------------
Switzerland-2.9%
Nestle, SA.....................................            1,137       2,410,246
Serono, SA, Cl. B..............................            3,521       2,782,104
Zurich Financial Services AG...................           12,336       7,090,949
                                                                   -------------
                                                                      12,283,299
                                                                   -------------
United Kingdom-38.1%
AstraZeneca Plc. ..............................          257,790      11,194,504
Autonomy Corp. Plc.(a).........................           86,000       2,697,867
BAE SYSTEMS Plc. ..............................          499,673       2,161,064
BP Amoco Plc. .................................        1,481,600      12,739,942
British Airways Plc. ..........................        1,117,321       7,558,732
British Sky Broadcasting Group Plc.(a).........          934,003      16,103,500
British Telecommunications Plc. ...............          248,000       2,580,012
Centrica Plc. .................................        1,069,000       3,904,880
CGNU Plc. .....................................        1,022,476      14,969,622
Diageo Plc. ...................................          683,600       6,567,314
Energis Plc.(a)................................          775,500       6,379,405
Invensys Plc. .................................        1,250,000       3,360,608
Logica Plc. ...................................           43,000       1,198,773
Prudential Plc. ...............................          488,800       7,363,425
Reuters Group Plc. ............................          642,700      10,376,731
Royal Bank Of Scotland Group Plc. .............          567,981      13,502,412
Standard Chartered Plc. .......................          820,222      13,362,763
Tesco Plc. ....................................        1,923,170       6,772,121
Vodafone Group Plc. ...........................        4,898,898      17,322,228
WPP Group Plc. ................................          101,657       1,310,074
                                                                   -------------
                                                                     161,425,977
                                                                   -------------
Total Common Stocks
   (cost $366,125,482).........................                      393,188,548
                                                                   -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------

Time Deposit-5.6%
Bank of New York
   5.50%, 2/01/01
   (cost $23,700,000)..........................       $23,700       $ 23,700,000
                                                                    ------------
Total Investments-98.5%
   (cost $389,825,482).........................                      416,888,548

Other assets less liabilities-1.5%.............                        6,397,591
                                                                    ------------
NET ASSETS-100%................................                     $423,286,139
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $389,825,482) ......    $ 416,888,548
Cash .........................................................           28,914
Foreign cash, at value (cost $3,984,615) .....................        4,027,923
Receivable for investment securities sold and foreign
   currency contracts ........................................       28,274,054
Receivable for capital stock sold ............................        8,925,318
Dividends and interest receivable ............................          628,203
                                                                  -------------
Total assets .................................................      458,772,960
                                                                  -------------
Liabilities
Payable for investment securities purchased and foreign
   currency contracts ........................................       33,252,807
Payable for capital stock redeemed ...........................        1,432,525
Advisory fee payable .........................................          312,402
Distribution fee payable .....................................          232,624
Accrued expenses .............................................          256,463
                                                                  -------------
Total liabilities ............................................       35,486,821
                                                                  -------------
Net Assets ...................................................    $ 423,286,139
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     241,612
Additional paid-in capital ...................................      401,946,185
Accumulated net investment loss ..............................       (3,758,229)
Accumulated net realized loss on investments and
   foreign currency transactions .............................       (2,223,593)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ...............       27,080,164
                                                                  -------------
                                                                  $ 423,286,139
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($185,125,707 / 10,077,647 shares
   of capital stock issued and outstanding) ..................            $18.37
Sales charge--4.25% of public offering price .................               .82
                                                                          ------
Maximum offering price .......................................            $19.19
                                                                          ======
Class B Shares
   Net asset value and offering price per share
   ($166,230,955 / 9,880,044 shares of capital stock
   issued and outstanding) ...................................            $16.82
                                                                          ======
Class C Shares
Net asset value and offering price per share
   ($59,190,010 / 3,513,201 shares of capital stock
   issued and outstanding) ...................................            $16.85
                                                                          ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($12,739,467 / 690,346 shares of capital stock
   issued and outstanding) ...................................            $18.45
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $4,715) ......................     $ 1,707,345
Interest ....................................         321,764      $  2,029,109
                                                  -----------
Expenses
Advisory fee ................................       1,823,102
Distribution fee - Class A ..................         244,410
Distribution fee - Class B ..................         843,910
Distribution fee - Class C ..................         290,768
Transfer agency .............................         523,124
Custodian ...................................         169,282
Administrative ..............................          63,000
Printing ....................................          50,097
Registration ................................          42,255
Audit and legal .............................          39,833
Directors' fees .............................          14,976
Miscellaneous ...............................          12,504
                                                  -----------
Total expenses ..............................       4,117,261
Less: expenses offset arrangement
   (See Note B) .............................         (20,751)
                                                  -----------
Net expenses ................................                         4,096,510
                                                                   ------------
Net investment loss .........................                        (2,067,401)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions .............................                           512,985
Net realized loss on foreign currency
   transactions .............................                           (24,184)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (17,905,561)
   Foreign currency denominated assets
      and liabilities .......................                            19,248
                                                                   ------------
Net loss on investments and foreign
   currency transactions ....................                       (17,397,512)
                                                                   ------------
Net Decrease in Net Assets
from Operations .............................                      $(19,464,913)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Six Months Ended      Year Ended
                                              January 31, 2001       July 31,
                                                 (unaudited)           2000
                                              ----------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (2,067,401)     $  (3,403,947)
Net realized gain on investments and
   foreign currency transactions .........           488,801         37,787,167
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....       (17,886,313)        22,666,389
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................       (19,464,913)        57,049,609
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...............................       (13,427,728)        (6,199,548)
   Class B ...............................       (14,754,896)        (7,383,819)
   Class C ...............................        (5,151,247)        (2,364,210)
   Advisor Class .........................          (723,032)          (273,936)
Capital Stock Transactions
Net increase .............................        54,528,361         60,529,991
                                               -------------      -------------
Total increase ...........................         1,006,545        101,358,087
Net Assets
Beginning of period ......................       422,279,594        320,921,507
                                               -------------      -------------
End of period ............................     $ 423,286,139      $ 422,279,594
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $63,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2001.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $437,142 for the six months ended January 31, 2001.

For the six months ended January 31, 2001, the Fund's expenses were reduced by $20,751 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $80,168 from the sale of Class A shares and $5,309, $175,026 and $24,576 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2001, amounted to $698,683. For the period from August 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to January 31, 2001, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,303,516 and $1,098,196 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $157,815,009 and $153,121,186, respectively, for the six months ended January 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2001.

At January 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $45,481,798 and gross unrealized depreciation of investments was $18,418,732, resulting in net unrealized appreciation of $27,063,066 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $1,690,828 for the year ended July 31, 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At January 31, 2001, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                    -----------------------------------     -------------------------------------
                                 Shares                                    Amount
                    -----------------------------------     -------------------------------------
                    Six Months Ended         Year Ended     Six Months Ended           Year Ended
                    January 31, 2001           July 31,     January 31, 2001             July 31,
                         (unaudited)               2000          (unaudited)                 2000
                    -----------------------------------------------------------------------------
Class A
Shares sold               14,327,709         12,040,188        $ 269,220,278        $ 255,504,479
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             654,277             10,082           11,646,131              199,919
-------------------------------------------------------------------------------------------------
Shares converted
   from Class B               42,180            350,122              815,354            7,779,759
-------------------------------------------------------------------------------------------------
Shares redeemed          (13,037,739)       (11,078,163)        (248,050,311)        (235,992,947)
-------------------------------------------------------------------------------------------------
Net increase               1,986,427          1,322,229        $  33,631,452        $  27,491,210
=================================================================================================

Class B
Shares sold                1,117,549          3,725,231        $  19,833,420        $  74,241,804
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             824,144             44,134           13,450,033              815,592
-------------------------------------------------------------------------------------------------
Shares converted
   to Class A                (45,098)          (376,227)            (815,354)          (7,779,759)
-------------------------------------------------------------------------------------------------
Shares redeemed           (1,283,931)        (2,436,993)         (22,721,338)         (47,672,607)
-------------------------------------------------------------------------------------------------
Net increase                 612,664            956,145        $   9,746,761        $  19,605,030
=================================================================================================

Class C
Shares sold                1,161,035          2,002,374        $  20,458,192        $  39,806,433
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             296,000             26,728            4,836,643              494,202
-------------------------------------------------------------------------------------------------
Shares redeemed           (1,058,212)        (1,547,905)         (18,742,402)         (30,569,146)
-------------------------------------------------------------------------------------------------
Net increase                 398,823            481,197        $   6,552,433        $   9,731,489
=================================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                 --------------------------------    ------------------------------------
                              Shares                                Amount
                 --------------------------------    ------------------------------------
                 Six Months Ended      Year Ended    Six Months Ended          Year Ended
                 January 31, 2001        July 31,    January 31, 2001            July 31,
                      (unaudited)            2000         (unaudited)                2000
                 ------------------------------------------------------------------------
Advisor Class
Shares sold               879,925         578,665        $ 16,511,672        $ 12,378,048
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions           37,404           1,062             668,024              21,094
-----------------------------------------------------------------------------------------
Shares redeemed          (661,202)       (402,599)        (12,581,981)         (8,696,880)
-----------------------------------------------------------------------------------------
Net increase              256,127         177,128        $  4,597,715        $  3,702,262
=========================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2001.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 38% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ------------------------------------------------------------------------------------------
                                                                              Class A
                                    ------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                    January 31,                                      Year Ended July 31,
                                           2001          ---------------------------------------------------------------------
                                    (unaudited)              2000            1999            1998           1997          1996
                                    ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........       $  21.11           $  18.57        $  21.85        $  18.61        $ 15.84       $ 15.11
                                    ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..           (.06)(a)           (.10)(a)         .07(a)          .05(a)         .07(a)        .18
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (1.05)              3.55            (.79)           5.28           4.20          1.02
                                    ------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (1.11)              3.45            (.72)           5.33           4.27          1.20
                                    ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income ...........             -0-                -0-             -0-             -0-          (.15)           -0-
Distributions in excess of net
  investment income ...........             -0-                -0-             -0-           (.04)          (.03)           -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................          (1.63)              (.91)          (2.56)          (2.05)         (1.32)         (.47)
                                    ------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (1.63)              (.91)          (2.56)          (2.09)         (1.50)         (.47)
                                    ------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............       $  18.37           $  21.11        $  18.57        $  21.85        $ 18.61       $ 15.84
                                    ------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(b) ....................          (5.03)%            18.89%          (2.87)%         32.21%         28.78%         8.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $185,126           $170,815        $125,729        $130,777        $78,578       $74,026
Ratio of expenses to
  average net assets ..........           1.65%(c)(d)        1.65%(c)        1.80%(c)        1.85%(c)       2.05%(c)      2.14%
Ratio of net investment
  income (loss) to average
  net assets ..................           (.63)%             (.46)%           .39%            .25%           .40%         1.10%
Portfolio turnover rate .......             39%               103%             89%             99%            89%           69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ----------------------------------------------------------------------------------------
                                                                                    Class B
                                          ----------------------------------------------------------------------------------------
                                           Six Months
                                                Ended
                                          January 31,                                    Year Ended July 31,
                                                 2001        ---------------------------------------------------------------------
                                          (unaudited)            2000            1999            1998           1997          1996
                                          ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...............       $  19.56         $  17.39        $  20.76        $  17.87        $ 15.31       $ 14.71
                                          ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ........           (.12)(a)         (.23)(a)        (.06)(a)        (.08)(a)       (.04)(a)       .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ......................           (.99)            3.31            (.75)           5.02           4.02           .99
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................          (1.11)            3.08            (.81)           4.94           3.98          1.07
                                          ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income .................             -0-              -0-             -0-             -0-          (.10)           -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ......................          (1.63)            (.91)          (2.56)          (2.05)         (1.32)         (.47)
                                          ----------------------------------------------------------------------------------------
Total dividends and
  distributions .....................          (1.63)            (.91)          (2.56)          (2.05)         (1.42)         (.47)
                                          ----------------------------------------------------------------------------------------
Net asset value,
  end of period .....................       $  16.82         $  19.56        $  17.39        $  20.76        $ 17.87       $ 15.31
                                          ----------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(b) ..........................          (5.44)%          18.01%          (3.52)%         31.22%         27.76%         7.53%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................       $166,231         $181,285        $144,570        $137,425        $66,032       $42,662
Ratio of expenses to
  average net assets ................           2.40%(c)(d)      2.38%(c)        2.50%(c)        2.56%(c)       2.75%(c)      2.86%
Ratio of net investment
  income (loss) to average
  net assets ........................          (1.36)%          (1.18)%          (.34)%          (.40)%         (.23)%         .59%
Portfolio turnover rate .............             39%             103%             89%             99%            89%           69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        -----------------------------------------------------------------------------------------
                                                                                   Class C
                                        -----------------------------------------------------------------------------------------
                                         Six Months
                                              Ended
                                        January 31,                                   Year Ended July 31,
                                               2001          --------------------------------------------------------------------
                                        (unaudited)             2000            1999           1998           1997           1996
                                        -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...............      $ 19.58           $ 17.41        $  20.77        $ 17.89        $ 15.33        $ 14.72
                                        -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ........         (.12)(a)          (.23)(a)        (.05)(a)       (.08)(a)       (.04)(a)        .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ......................         (.98)             3.31            (.75)          5.01           4.02           1.00
                                        -----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................        (1.10)             3.08            (.80)          4.93           3.98           1.08
                                        -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income .................           -0-               -0-             -0-            -0-          (.10)            -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ......................        (1.63)             (.91)          (2.56)         (2.05)         (1.32)          (.47)
                                        -----------------------------------------------------------------------------------------
Total dividends and
  distributions .....................        (1.63)             (.91)          (2.56)         (2.05)         (1.42)          (.47)
                                        -----------------------------------------------------------------------------------------
Net asset value,
  end of period .....................      $ 16.85           $ 19.58        $  17.41        $ 20.77        $ 17.89        $ 15.33
                                        -----------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(b) ..........................        (5.38)%           17.99%          (3.46)%        31.13%         27.73%          7.59%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................      $59,190           $60,984        $ 45,845        $39,618        $16,907        $10,141
Ratio of expenses to
  average net assets ................         2.37%(c)(d)       2.36%(c)        2.50%(c)       2.56%(c)       2.74%(c)       2.87%
Ratio of net investment
  income (loss) to average
  net assets ........................        (1.33)%           (1.18)%          (.28)%         (.41)%         (.23)%          .58%
Portfolio turnover rate .............           39%              103%             89%            99%            89%            69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               --------------------------------------------------------
                                                                     Advisor Class
                                                -------------------------------------------------------
                                                 Six Months
                                                      Ended                                  October 2,
                                                January 31,                                     1996(e)
                                                       2001            Year Ended July 31,           to
                                                                   --------------------------  July 31,
                                                (unaudited)          2000      1999      1998      1997
                                                -------------------------------------------------------
Net asset value,
  beginning of period ....................          $ 21.18        $18.58    $21.79    $18.57    $16.25
                                                -------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) ..........             (.04)         (.01)      .13       .08       .11
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...........................            (1.06)         3.52      (.78)     5.28      3.76
                                                -------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .............................            (1.10)         3.51      (.65)     5.36      3.87
                                                -------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income ......................               -0-           -0-       -0-       -0-     (.09)
Distributions in excess of net
  investment income ......................               -0-           -0-       -0-     (.09)     (.14)
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ...........................            (1.63)         (.91)    (2.56)    (2.05)    (1.32)
                                                -------------------------------------------------------
Total dividends and
  distributions ..........................            (1.63)         (.91)    (2.56)    (2.14)    (1.55)
                                                -------------------------------------------------------
Net asset value,
  end of period ..........................          $ 18.45        $21.18    $18.58    $21.79    $18.57
                                                -------------------------------------------------------
Total Return
Total investment return
  based on net asset
  value(b) ...............................            (4.96)%       19.21%    (2.54)%   32.55%     25.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................          $12,739        $9,196    $4,778    $3,143    $4,130
Ratio of expenses to
  average net assets(c) ..................             1.36%(d)      1.34%     1.51%     1.56%     1.71%(d)
Ratio of net investment
  income (loss) to average
  net assets .............................             (.40)%        (.06)%     .68%    .39 %       .77%(d)
Portfolio turnover rate ..................               39%          103%       89%     99 %        89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                          Six Months
                               Ended                                   Period
                         January 31,         Year Ended July 31,        Ended
                                2001     --------------------------  July 31,
                         (unaudited)      2000      1999      1998       1997
                         -------------------------------------------------------
      Class A                  1.64%     1.64%     1.78%     1.84%      2.04%
      Class B                  2.39%     2.36%     2.49%     2.54%      2.74%
      Class C                  2.36%     2.35%     2.49%     2.54%      2.73%
      Advisor Class            1.35%     1.33%     1.50%     1.54%      1.71%(d)

(d)   Annualized.
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

-----------------------------
GLOSSSARY OF INVESTMENT TERMS
-----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

economic growth rate

The rate, usually measured annually, at which a nation's, industry's, community's, or company's income increases.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

-------------------
BOSARD OF DIRECTORS
-------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 33

Alliance New Europe Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service msarks used under license from the owner, Alliance Capital Management L.P.

EURSR101